RMB Japan Fund
Portfolio Holdings As of March 31, 2022 (Unaudited)

	Number of
	Shares	Value
Common Stocks - Japan 92.1%
(percentage of net assets)
COMMUNICATION SERVICES 13.8%
Amuse, Inc.	36,700	$586,784
GungHo Online Entertainment, Inc.	19,300	409,795
Nintendo Co. Ltd.	3,100	1,564,762
SoftBank Group Corp.	26,702	1,193,837
TV Asahi Holdings Corp.	122,851	1,511,072
		5,266,250
CONSUMER DISCRETIONARY 16.7%
Fast Retailing Co. Ltd.	900	461,392
Isuzu Motors Ltd.	109,300	1,411,939
Ohashi Technica, Inc.	19,300	204,211
Sony Group Corp.	16,928	1,741,480
Stanley Electric Co. Ltd.	50,700	958,597
Subaru Corp.	99,129	1,574,465
		6,352,084
CONSUMER STAPLES 3.5%
MEIJI Holdings Co. Ltd.	13,000	705,016
Yakult Honsha Co. Ltd.	11,900	634,792
		1,339,808
FINANCIALS 11.0%
Mitsubishi UFJ Financial Group, Inc.	366,400	2,264,770
ORIX Corp.	47,739	951,560
Sompo Holdings, Inc.	22,800	1,001,842
		4,218,172
HEALTH CARE 3.5%
Ono Pharmaceutical Co. Ltd.	35,800	897,341
Sysmex Corp.	5,800	420,080
		1,317,421
INDUSTRIALS 21.1%
COMSYS Holdings Corp.	56,000	1,219,459
FANUC Corp.	5,100	895,101
Hitachi Ltd.	21,980	1,099,972
ITOCHU Corp.	54,700	1,850,280
Kubota Corp.	33,700	631,682
Mitsui OSK Lines Ltd.	5,700	158,339
Nidec Corp.	4,300	339,627
Recruit Holdings Co. Ltd.	15,400	669,085
SMC Corp.	700	391,296
Takuma Co. Ltd.	67,128	781,932
		8,036,773
INFORMATION TECHNOLOGY 8.7%
Enplas Corp.	17,300	382,788
Keyence Corp.	1,200	556,443
Murata Manufacturing Co. Ltd.	12,635	832,303
Tazmo Co. Ltd.	32,700	439,769
Ulvac, Inc.	21,900	1,113,801
		3,325,104
MATERIALS 8.9%
Nippon Steel Corp.	51,100	901,642
Nitto Denko Corp.	16,200	1,161,347
Shin-Etsu Chemical Co. Ltd.	8,659	1,315,591
		3,378,580
REAL ESTATE 3.9%
Mitsui Fudosan Co. Ltd.	69,600	1,489,602

UTILITIES 1.0%
Kansai Electric Power Co., Inc. (The)	41,900	394,663
Total Common Stocks (Cost: $31,331,825)		35,118,457

Short-Term Investments 7.5%
(percentage of net assets)
MONEY MARKET FUNDS 7.5%
First American Government Obligations Fund - Class X - 0.19% [a]	1,928,389	1,928,389
First American Treasury Obligations Fund - Class X - 0.22% [a]	919,085	919,084
		2,847,473
Total Short-Term Investments (Cost: $2,847,473)		2,847,473

Total Investments 99.6% (Cost: $34,179,298)		$37,965,930
Cash and other assets, less liabilities 0.4%		140,977
Net Assets 100.0%		$38,106,907

a	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS ®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a
service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

Investment Valuation
Portfolio securities and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. The valuation methods below are listed in order of priority; the highest priority shall be employed when available. If none of the listed valuation methods are available, portfolio securities shall be fair valued by RMB’s Valuation Committee in conformity with the fair valuation provisions below.

Equity Securities, Warrants, Exchange Trading Funds (‘‘ETFs’’), and American Depositary Receipts (‘‘ADRs’’) Listed on a U.S. Exchange. The market value shall be the last reported sale price on the market on which the security primarily trades. If there is no such last sale reported, securities will be valued at the mean between the closing bid and closing asked prices on the primary market.

Equity Securities on NASDAQ. The market value shall be the NASDAQ Official Closing Price or ‘‘NOCP.’’ The NOCP is determined by NASDAQ to be the last reported sale price, unless the last sale price is above or below the last reported bid and asked prices. If the last reported bid and asked price is above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked price is below the last sale price, the last reported asked price will serve as the NOCP. If no last sales price is reported, the securities will be valued at the mean between the closing bid and closing asked price on the market on which the security primarily trades.

Equity Securities traded on the Over-The-Counter (“OTC”) Market. The market value shall be the last reported sale in the OTC market on which the security primarily trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc., or other recognized OTC market. If no last sale is reported, the securities will be valued at the mean between the closing bid and the closing asked price on the primary market.

Procedures to Address After-Market Events. If a significant event occurs in a foreign market on which a security primarily trades after the security’s closing price was established on the foreign exchange but before the Fund calculates its NAV, and causing the foreign security’s valuation price to no longer reflect actual value, such security’s fair value shall be determined through the use of an independent pricing service’s proprietary fair value pricing model. When systematic fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The Funds’ use of systematic fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage; however, the Funds’ process may not be effective in preventing short-term NAV arbitrage trading.

	At March 31, 2022	Level 1	Level 2	Level 3	Total
	RMB Japan Fund
	Assets
	Common Stocks[1,2]	$-	$35,118,457	$-	$35,118,457
	Short-Term Investments	2,847,473	-	-	2,847,473
	Total Investments in Securities	$2,847,473	$35,118,457	$-	$37,965,930

[1]	Refer to the Fund's Portfolio Holdings for the breakdown of holdings by sector.
[2]	Foreign securities valued using systemic fair valuation are moved from Level 1 to Level 2.
	The table below provides a breakdown, by country, of the Fund’s Level 2 securities at
	March 31, 2022.

		RMB Japan
		Fund
	Japan	$35,118,457
	Total	$35,118,457